UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 23, 2015

Federal Home Loan Bank of Pittsburgh
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51395	25-6001324
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

601 Grant Street, Pittsburgh, Pennsylvania		15219
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	412-288-3400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Directors.

This Current Report on Form 8-K/A is intended by the Federal Home Loan Bank of Pittsburgh ("Bank") to amend the Current Report on Form 8-K filed on November 23, 2015 in order to add information about the standing Committees of the Bank’s Board of Directors ("Board") on which the newly elected and re-elected Directors shall serve in 2016.

On December 17, 2015 the Board approved:

1) Ms. Pamela C. Asbury, Vice President, Genworth Life Insurance Company to serve on the Affordable Housing, Products & Services and Audit Committees;

2) Mr. John K. Darr, retired and current Trustee of The Advisors’ Inner Circle fund and a director of the West Rehoboth Land Trust to serve as Chair of the Enterprise Risk Management Committee;

3) Ms. Pamela H. Godwin, President, Change Partners, Inc. to serve on the Governance & Public Policy Committee and as Chair of the Human Resources Committee;

4) Mr. William C. Marsh, President and Chief Executive Officer of The Farmers National Bank of Emlenton to serve on the Affordable Housing, Products & Services Committee and as Vice Chair of the Finance Committee; and

5) Mr. Gerald P. Plush, Senior Executive Vice President Santander Bank, N.A. to serve on the Finance and Human Resources Committees.

In addition, the Board approved the following Committee assignments for 2016 for both the newly elected and all other directors. Following these approvals, for 2016, the composition of each Committee of the Board of Directors is as follows:

AUDIT
Mr. Brian A. Hudson, Chair
Mr. Bradford E. Ritchie, Vice Chair
Ms. Pamela C. Asbury
Mr. Glenn R. Brooks
Ms. Angela J. Yochem

AFFORDABLE HOUSING, PRODUCTS & SERVICES
Mr. Patrick J. Ward, Chair
Reverend Luis A. Cortés, Vice Chair
Ms. Pamela C. Asbury
Mr. William C. Marsh
Mr. Bradford E. Ritchie

ENTERPRISE RISK MANAGEMENT
Mr. John K. Darr, Chair
Ms. Angela J. Yochem, Vice Chair
This is a committee of the whole Board of Directors.

FINANCE
Ms. Charlotte B. McLaughlin, Chair
Mr. William C. Marsh, Vice Chair
Mr. Charles J. Nugent
Mr. Gerald P. Plush
Mr. Frederick E. Schea

GOVERNANCE & PUBLIC POLICY
Mr. John S. Milinovich, Chair
Ms. Lynda A. Messick, Vice Chair
Reverend Luis A. Cortés
Ms. Pamela H. Godwin
Mr. Patrick J. Ward

HUMAN RESOURCES
Ms. Pamela H. Godwin, Chair
Ms. Charlotte B. McLaughlin, Vice Chair
Mr. Brian A. Hudson
Mr. John S. Milinovich
Mr. Gerald P. Plush

OPERATIONAL RISK
Mr. Charles J. Nugent, Chair
Mr. Frederick E. Schea, Vice Chair
Mr. Glenn R. Brooks
Ms. Lynda A. Messick
Ms. Angela J. Yochem

EXECUTIVE COMMITTEE
Mr. Patrick A. Bond, Chair
Mr. John K. Darr, Vice Chair
Pamela H. Godwin
Brian A. Hudson
Charlotte B. McLaughlin
John S. Milinovich
Charles J. Nugent
Patrick J. Ward

Election of Board Chair and Vice Chair

On December 17, 2015 the Board also re-elected Mr. Patrick A. Bond, Chair of the Board of Directors and Mr. John K. Darr, Vice Chair, to serve, respectively as Chair and Vice Chair of the Board for the period January 1, 2016 through December 31, 2017. Mr. Bond and Mr. Darr each serve as non-voting ex-officio members of each Board Committee other than the Executive and Enterprise Risk Management Committees.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Pittsburgh

December 18, 2015	By:	/s/ Dana A. Yealy

Name: Dana A. Yealy
Title: Managing Director, General Counsel and Corporate Secretary